SUPPLEMENT TO THE APRIL 30, 2015 PROSPECTUS

OF INCOME ADVANTAGE

ISSUED BY EMPIRE FIDELITY INVESTMENTS

LIFE INSURANCE COMPANY® ("EFILI")

DATED OCTOBER 22, 2015

FMR Co., Inc. serves as investment adviser for the Funds that had been managed by Strategic Advisers, Inc. All references to Strategic Advisers, Inc. in the prospectus are replaced with FMR Co., Inc.

EFIAL7-15-01  October 22, 2015
1.9867537.100